UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2009

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, 15TH FLOOR, SALT LAKE CITY, UTAH	84133
(Address of Principal Executive Office)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.    Unregistered Sales of Equity Securities; Other Events

On December 22, 2009, Zions Bancorporation (“Zions”) issued a press release announcing the preliminary results of its offer to exchange shares of its common stock, without par value (the “Common Stock”), for any and all of its depositary shares (the “Depositary Shares”) each representing a 1/40th interest in a share of Series A Floating-Rate Non-Cumulative Preferred Stock (the “Series A Preferred Stock”) with a liquidation preference of $25.00 per Depositary Share (equivalent to $1,000 per share of Series A Preferred Stock), upon the terms and subject to the conditions described in the Offer to Exchange, dated November 23, 2009, as amended and supplemented by Amendment No. 1 filed on December 3, 2009 and by Amendment No. 2 filed on December 18, 2009, and in the related Letter of Transmittal (the “Exchange Offer”). The Exchange Offer expired at 11:59 p.m., New York City time, on December 21, 2009. The final results of the Exchange Offer were unchanged from those reported in the press release.

On December 22, 2009, Zions also completed the settlement of the Exchange Offer. In the aggregate, Zions issued 2,816,834 shares of Common Stock (approximately 1.96% of Zions outstanding Common Stock, based on the number of shares outstanding as of November 30, 2009) in exchange for 2,861,493 Depositary Shares. Overall, approximately $71.5 million liquidation amount of Zions Depositary Shares were validly tendered, not withdrawn and exchanged upon the terms and subject to the conditions set forth in the Exchange Offer, which represented 51.29% of the aggregate liquidation amount of its Depositary Shares outstanding prior to the settlement of the Exchange Offer. The shares of Series A Preferred Stock represented by the Depositary Shares received in the Exchange Offer were retired upon receipt. After settlement of the Exchange Offer, 2,718,072 Depositary Shares, representing 67,951.8 shares of Series A Preferred Stock, remained outstanding.

The Common Stock was issued in the Exchange Offer in reliance upon the exemption set forth in Section 3(a)(9) of the Securities Act of 1933, as amended, for securities exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

A copy of the press release announcing the results of the Exchange Offer is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.    Financial Statements and Exhibits

(d)      Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit 99.1      Zions Bancorporation Press Release dated December 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Date: December 22, 2009	By:	/s/ Thomas E. Laursen
Thomas E. Laursen Executive Vice President and General Counsel